                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):             August 13, 2003

                               Island Pacific, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-23049                                          33-0896617
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

19800 MacArthur Boulevard, Suite 1200, Irvine, California   92612
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

            SVI Solutions, Inc. 5607 Palmer Way, Carlsbad, CA 92008
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.   REGULATION FD DISCLOSURE


On August 12, 2003, Island Pacific, Inc. ("IPI") announced first quarter financial results for the period ended June 30, 2003. The company reported revenues of $5.5 million, an 11.7% increase versus $4.9 million for the year-earlier period. Island Pacific generated earnings before interest, taxes, depreciation and amortization (EBITDA) of $879,000, versus $2,000 in the same quarter in prior year. The company reported net income of $285,000, or a basic EPS of $0.01 and diluted EPS of $0.00, versus a loss of ($2.0) million, or basic and diluted EPS of ($0.07) per share, for the prior year's first quarter. The first quarter of fiscal 2004 results included a net income tax refund receivable of $574,000. The fiscal 2003 results (period ended June 30, 2002) included a charge of $627,000 related to the impairment of goodwill and $50,000 in income from discontinued operations. Island Pacific increased its shareholder's equity by $7.8 million versus the prior quarter, ending the June period with $31.6 million in equity. The company ended the first quarter with $7.1 million in cash and cash equivalents.

                                                                              Three months ended June 30,
                                                                                  2003            2002
                                                                                  ----            ----
 Net income (loss)                                                              $    285       $ (2,017)
 Add back:
     Interest expense                                                                311            408
     Depreciation and amortization                                                   868          1,034
     Cumulative effect of a change in accounting principle                            --            627
                                                                                ---------      ---------
                                                                                   1,464             52
 Deduct:
     Income tax benefits, net                                                        570
     Other income                                                                     15
     Income from discontinued operations                                              --             50
                                                                                ---------      ---------

 EBITDA from continuing operations                                              $    879       $      2
                                                                                =========      =========
                                  Island Pacific, Inc. and Subsidiaries
                             Condensed Consolidated Statements of Operations
                                  (in thousands, except per share data)

                                                                              THREE MONTHS ENDED JUNE 30,
                                                                                  2003           2002
                                                                                ---------      ---------

Net sales                                                                       $  5,466       $  4,893
Cost of sales                                                                      1,654          2,053
                                                                                ---------      ---------
     Gross profit                                                                  3,812          2,840

Expenses:
   Application development                                                           137            901
   Depreciation and amortization                                                     868          1,034
   Selling, general and administrative                                             2,796          1,937
                                                                                --------       --------
     Total expenses                                                                3,801          3,872
                                                                                ---------      ---------

Operating income (loss)                                                               11         (1,032)

Other income (expense):
   Interest income                                                                    26              1
   Other income (expense)                                                            (11)            (1)
   Interest expense                                                                 (311)          (408)
                                                                                ---------      ---------
     Total other income (expense)                                                   (296)          (408)
                                                                                ---------      ---------

Income (loss) before provision for income taxes                                     (285)        (1,440)

   Provision for income taxes                                                        570             --
                                                                                ---------      ---------
Income (loss) before cumulative effect of a change in accounting principle           285         (1,440)

    Cumulative effect of changing accounting principle - goodwill
     valuation under SFAS 142                                                         --           (627)
                                                                                ---------      ---------
Income (loss) from continuing operations                                             285         (2,067)

     Income from discontinued operations of the SVI Training Products, Inc.
subsidiary, net of applicable income taxes                                            --             50
                                                                                ---------      ---------

Net income (loss)                                                               $    285       $ (2,017)
                                                                                =========      =========

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

Basic income (loss) per share:
   Income (loss) before cumulative effect of a change in accounting principle   $   0.01       $  (0.05)
   Cumulative effect of a change in accounting principle - goodwill
     valuation under SFAS 142                                                         --          (0.02)
                                                                                ---------      ---------
   Income (loss) from continuing operations                                         0.01          (0.07)
   Income from discontinued operations                                                --
                                                                                ---------      ---------
        Net income (loss)                                                       $   0.01       $  (0.07)
                                                                                =========      =========

Diluted income (loss) per share:
   Income (loss) before cumulative effect of a change in accounting principle   $     --       $  (0.05)
    Cumulative effect of a change in accounting principle - goodwill
     valuation under SFAS 142                                                         --          (0.02)
                                                                                ---------      ---------
    Income (loss) from continuing operations                                          --          (0.07)
    Loss from discontinued operations                                                 --             --
                                                                                ---------      ---------
        Net income (loss)                                                       $     --       $  (0.07)
                                                                                =========      =========

Weighted-average common shares outstanding:
    Basic                                                                         31,615         28,512
    Diluted                                                                       64,743         28,512

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated August 12, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              SVI Solutions, Inc.

Date: August 13, 2003                         By: /s/ Ran Furman
                                                  ------------------------------
                                              Name:  Ran Furman
                                              Title: Chief Financial Officer

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